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                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K/A No. 02, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 33-73764, 333-06669, 333-37813 and 333-37815).

                                             KAFOURY, ARMSTRONG & CO.

Reno, Nevada
August 7, 2000